	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2001-1
	Distribution Number	33
	Beginning Date of Collection Period	1-Jan-04
	End Date of Collection Period	31-Jan-04
	Distribution Date	20-Feb-04
	Previous Distribution Date	20-Jan-04

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds	9,763,021.42
	Available Distribution Amount	9,656,877.72
	Principal Collections	8,162,430.43
	Interest Collections (net of servicing fee)	1,494,447.29
	Collections of Interest (net of servicing fee and principal recoveries)	1,493,375.14
	Servicing Fee	106,143.70
	Principal recoveries	1,072.15
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	9,763,021.42
	Interest Paid to Certificates	190,992.09
	Principal Paid to Certificates	438,969.32
	Equity Certificate	9,026,916.31
	Servicing Fee	106,143.70

	Pool Balance
	Begin Principal Balance	254,744,871.78
	Principal Collections (including repurchases)	8,162,430.43
	Additional Principal Reduction Amount	438,969.32
	End Principal Balance	246,143,472.03

	Collateral Performance
	Cash Yield (% of beginning balance)	7.53%
	Charge off Rate (net of principal recoveries; % of beginning balance)	2.06%
	Net Yield	5.47%

	Delinquent Loans
	30-59 days principal balance of loan	9,952,701.77
	30-59 days number of loans	135
	60-89 days principal balance of loan	2,193,907.11
	60-89 days number of loans	29
	90+ days principal balance of loan	16,526,220.47
	90+ days number of loans	203

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number of HEL outstanding (BOP)	3,408
	Number of HEL outstanding (EOP)	3,326
	Principal balance of REO as of the end of the collection period	5,167,500.67
	Number of loans that went into REO during the collection period	10
	Principal balance of loans that went into REO during the collection period	1,271,890.65

	Overcollateralization
	Begin OC Amount	99,060,517.98
	OC Release Amount	8,162,430.43
	Extra Principal Distribution Amount	-
	End OC Amount	90,898,087.55

	Target OC Amount	81,227,345.77
	Interim OC Amount	99,060,517.98
	Interim OC Deficiency	-

	Monthly Excess Cashflow	864,485.88
	Principal Distribution Amount	-
	Principal Collections	8,162,430.43
	OC Release Amount	8,162,430.43

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Total Certificate Balance as Percent of Total Original Certificate Balance	21.66%

	Interest Calculations
	1 month LIBOR	1.10000%
	Class A Formula Rate (1 mo Libor plus 29bps)	1.39000%
	Class A Pass-Through Rate	1.39000%
	Class M Formula Rate (1 mo Libor plus 55bps)	1.65000%
	Class M Pass-Through Rate	1.65000%
	Available Funds Cap	10.28940%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	0.872457
	2. Principal Distribution per $1,000	0.612457
	3. Interest Distribution per $1,000	0.260000

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	1.39000%
	2. Days in Accrual Period	31

	3. Class A Interest Due	161,504.24
	4. Class A Interest Paid	161,504.24

	5. Class A Interest Carry Forward Amount Paid	0.00
	6. Class A Supplemental Interest Amount Paid	0.00

	7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Principal Balance, BOP	134,930,439.94
	2. Class A Principal Due	380,440.08
	3. Class A Principal Paid	380,440.08
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A Unpaid Principal Carry Forward Amount	0.00
	6. Class A Principal Balance, EOP	134,549,999.86

	7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.2166074
	8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.5466324

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	0.921066
	2. Principal Distribution per $1,000	0.612487
	3. Interest Distribution per $1,000	0.308579

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	1.65000%
	2. Days in Accrual Period	31

	3. Class M Interest Due	29,487.85
	4. Class M Interest Paid	29,487.85

	5. Class M Interest Carry Forward Amount Paid	0.00
	6. Class M Supplemental Interest Amount Paid	0.00

	7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Principal Balance, BOP	20,753,913.86
	2. Class M Principal Due	58,529.24
	3. Class M Principal Paid	58,529.24
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Principal Balance, EOP	20,695,384.62

	7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.2165695
	8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0840785

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2001-1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Servicer ( the "Servicer" ), pursuant to a Pooling and Servicing
Agreement dated as of May 1, 2001 (the "Pooling and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, the Servicer, and
Bank One, National Association as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on February 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of February, 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer